UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                        ____________________

                           Amendment 1 to
                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                    Date of Report: June 29, 2011
                  (Date of earliest event reported)


                        AMERILITHIUM CORP.
       (Exact name of registrant as specified in its charter)

      Nevada                        333-155059               61-1604254
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

      297 Kingsbury Grade
      Lake Tahoe, Nevada                        89449-447
(Address of principal executive offices)       (zip code)

Registrant's telephone number, including area code (702) 583-7792


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 29, 2011, Amerilithium Corp. entered into Note Purchase Agreements with JMJ Financial pursuant to which Amerilithium issued and sold, and the JMJ Financial purchased a series of convertible promissory notes of Amerilithium in the principal amount of $2,390,000. The Notes are convertible into shares of Amerilithium's common stock based on 80% of the lowest trade price in the 25 trading days previous to the conversion. The Notes have a maturity of three years and each bear an 8% one-time original issue discount interest charge, payable on issuance.

	Effective June 29, 2011, Amerilithium and JMJ Financial entered into an amendment to the convertible promissory note issued by Amerilithium for $1,850,000. Pursuant to the amendment, the following revisions were approved:

   - Registration Deadline & Penalties. In the event that the registration is not filed within 21 days of the date of the agreement, the 21-day $50,000 penalty will be waived until the time that the registration becomes effective. Once effective, the penalty will be re-evaluated and if the registration is effective in 90 days from the date of the agreement, then the 21-day $50,000 penalty will be fully waived. If the registration is not effective in 90 days of the agreement, then the 21-day $50,000 penalty will be enforced and added to the balance of the note.

   - Additional Conditions to $70,000 Payment. The two following conditions apply to the $70,000 payment described in the Funding Schedule.

   -   In the event that the registration is not filed
(with 10-K comments cleared) within 40 days of the date of the agreement, then the $70,000 payment will be eliminated and will not be completed; such that an additional condition to that $70,000 payment is that the current 10-K comments must be officially cleared by letter from the SEC as well as having the registration filed.

   - The dollar trading volume condition will no longer be waived on the $70,000 payment under any circumstances.

All other terms and conditions of the original convertible promissory note documents remain in full force and effect.


Item 9.01      	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number          Description

99.7  Amendment to Convertible Promissory Note issued by Company for
$1,850,000

                   		SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 18, 2011

                                             AMERILITHIUM CORP.


                                             By: /s/ MATTHEW WORRALL
                                                 --------------------
                                                Matthew Worrall
                                                Chief Executive Officer